SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): DECEMBER 5, 1996

                         CATALYST ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                   0-16618              72-0885519
  (State or other jurisdiction      (Commission           (IRS Employer
        of incorporation)          File Number)        Identification No.)

        3 RIVERWAY, SUITE 770, HOUSTON, TEXAS                    77056
        (Address of principal executive offices)               (Zip code)

        Registrant's telephone number, including area code:  (713) 623-8133

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        On December 5, 1996, Herlin Industries, Inc. ("Herlin") purchased 98% of the common stock (the "Common Stock") and all of the preferred stock (the "Preferred Stock") of Catalyst Energy Services, Inc. ("CESI"). Collectively, the Common Stock and the Preferred Stock are hereinafter referred to as the "Shares." St. James Capital Partners, L.P. ("St. James"), of which St. James Capital Corp. ("SJCC") is the general partner, owns 80% of the common stock of Herlin. Randolph W. Herring and Kevin J. Millin each own 10% of the common stock of Herlin. Each of St. James, SJCC, Mr. Herring and Mr. Millin are deemed to own beneficially, as a Section 13 group, 98% of the common stock of CESI solely through their ownership of Herlin.

        Herlin purchased the Shares of CESI from Catalyst Capital Partners I, Ltd., The Catalyst Group, Inc., Catalyst Compressor, Inc., Andrew Cormier, the Matthew James Cormier Trust, the Paige Sonya Cormier Trust, Troy Cormier, Gary Farr, Harry Ardoin, Gary Cryer, Mike Richards and Steve Gillioz in a privately negotiated transaction. Herlin paid $.70 per share for the Common Stock and $1.00 per share for the Preferred Stock or $8,893,008.60 for all of the Common Stock and $319,174 for the Preferred Stock. In order to finance the purchase of the Shares by Herlin, Mr. Herring contributed $250,000 of his personal funds; Mr. Millin contributed $250,000 of his personal funds; St. James contributed $1,000,000 from its current working capital; Herlin borrowed $3,000,000 pursuant to a 10% promissory note in favor of St. James; and Herlin, CESI, Manifold Valve Services, Inc. ("MVSI") and Compressor Dynamics, Inc. ("CDI") jointly and severally borrowed $6,300,000 pursuant to a term loan in favor of Comerica Bank-Texas ("Comerica"). The interest rate on the term loan is the Comerica prime rate. The remainder of the consideration was obtained from a revolving loan borrowed by Herlin, CESI, MVSI and CDI, jointly and severally, in favor of Comerica at an interest rate of either the Comerica prime or LIBOR plus 275 basis points, at the election of Comerica.

        Certain of the directors of CESI resigned, simultaneously with the purchase of the Shares, and the vacancies thereby created were filled by Mr. Herring and Mr. Millin pursuant to action by the Board of Directors of CESI.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

        There are no applicable financial statements.

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        (c)    Exhibits.

               The following materials are filed as exhibits to this Current Report on Form 8-K.

        Exhibit
        Number                                         Description
        ------                                         -----------

           99 Stock Purchase Agreement dated November 18, 1996 by and between Herlin Industries, Inc. and certain stockholders of Catalyst Energy Services, Inc.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CATALYST ENERGY SERVICES, INC.

Dated: December 20, 1996              By: /s/ RANDOLPH W. HERRING
                                          Randolph W. Herring
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number                                                   Description
------                                                   -----------

   99 Stock Purchase Agreement dated November 18, 1996 by and between Herlin Industries, Inc. and certain stockholders of Catalyst Energy Services, Inc.

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